SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On September 12, 2018, we executed amendments to the employment agreement with our executive officers, William Febbo, Miriam Paramore, Terry Hamilton and Doug Baker. The majority of the updates reflect previously disclosed changes that had not yet been incorporated into the written agreements.

As a universal and new change, the Company’s bonus plan was amended to include a change of control bonus ranging from $0 to up to $750,000, depending on the transaction price, for each of these four executive officers, if a change of control transaction occurs in either 2018 or 2019.

We also increased the salary for Ms. Paramore from $220,000 annually to $250,000 annually retroactive to August 1, 2018.

Except as described above, the terms of the respective employment agreements with our executive officers remain in full force and effect.

The foregoing description of the amendments to employment agreements with Mr. Febbo, Ms. Paramore, Mr. Hamilton and Mr. Baker does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendments to employment agreements filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 is incorporated into this Item 5.02 by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement with William Febbo, dated September 10, 2018
10.2	Amendment to Employment Agreement with Miriam Paramore, dated September 10, 2018
10.3	Amendment to Employment Agreement with Terry Hamilton, dated September 10, 2018
10.4	Amendment to Employment Agreement with Doug Baker, dated September 10, 2018

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker
Doug Baker
Chief Financial Officer

Date: September 14, 2018

2